Rule 497(e)
                                                           File Nos. 333-70963
                                                                     811-09201



                          Key Business VUL - Prospectus

           A Flexible Premium Variable Universal Life Insurance Policy
             Offered by Great-West Life & Annuity Insurance Company
               In connection with its COLI VUL - 2 Series Account

                      Supplement effective July 1, 2003 to
                           the May 1, 2003 Prospectus


The name of the Maxim INVESCO Small-Cap Growth Portfolio is now the Maxim MFS(R) Small-Cap Growth Portfolio (the "Portfolio"). The name of the corresponding Division of the COLI VUL - 2 Series Account is also so modified.

Maxim Capital Management, LLC ("MCM"), the investment adviser to the Portfolio, serves as a manager-of-managers under an order issued by the Securities and Exchange Commission. The current order permits MCM to hire new sub-advisers or amend sub-advisory agreements without shareholder approval. MCM has selected Massachusetts Financial Services Company ("MFS") to replace INVESCO Funds Group, Inc. as the new sub-adviser for the Portfolio. MFS is a Delaware corporation with its principal business address at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio's Annual Operating Expenses as a percentage of average daily net assets remain unchanged.


                Please keep this supplement for future reference.